                         DFA INVESTMENT DIMENSIONS GROUP INC.


                         SUPPLEMENT DATED SEPTEMBER 30, 1997
                        TO THE PROSPECTUS DATED MARCH 28, 1997

U.S. 9-10 Small Company Portfolio

         The Board of Directors of DFA Investment Dimensions Group Inc. has approved changes to certain of the investment policies and limitations of the U.S. 9-10 Small Company Portfolio (the "Portfolio") in order to permit the Portfolio to invest substantially all of its assets in the U.S. 9-10 Small Company Series (the "9-10 Series") of The DFA Investment Trust Company.
These changes are subject to approval by the shareholders of the Portfolio. The 9-10 Series is an open-end, management investment company having the same investment objective, policies and limitations as the Portfolio. The 9-10 Series will be managed in the same manner as the Portfolio is currently managed. Dimensional Fund Advisors Inc., the current investment advisor of the Portfolio, is the investment adviser of the 9-10 Series. If shareholders of the Portfolio approve these changes, the Portfolio will seek to achieve its investment objective by investing substantially all of its assets in the 9-10 Series on or about November 30, 1997.

         The Board of Directors of the Fund has also approved revisions to certain of the Portfolio's other investment limitations, including the elimination of the Portfolio's restrictions on the purchasing or selling of options, futures and options on futures and the selling of securities short. At the present time, however, the Portfolio does not intend to engage in these investment activities and, therefore, the elimination of these restrictions is not expected to have a material impact upon the Portfolio's continued operations. The Board of Directors also approved a revision to the Portfolio's borrowing policy in order to increase the amount the Portfolio is permitted to borrow. The revisions to the Portfolio's investment limitation with respect to borrowing as approved by the Board of Directors permit the Portfolio to borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans. The Board of Directors of the Fund also approved a change to the Fund's current investment limitations with respect to the diversification of its assets.
The revisions to the Portfolio's investment limitations in this regard as approved by the Board of Directors provide that, as to 75% of the Portfolio's assets, it will not invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer; and, as to 75% of the Portfolio's assets, it will not acquire more than 10% of the voting securities of any issuer. There is no present intention to modify the manner in which the Portfolio is managed in light of these changes in the borrowing and diversification policies of the Portfolio. All of the changes to the investment limitations of the Portfolio as described above are subject to the approval of the Portfolio's shareholders.